UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2011

NRG Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15891	41-1724239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Carnegie Center Princeton, NJ	08540
(Address of Principal Executive Offices)	(Zip Code)

(609) 524-4500

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 24, 2011, NRG Energy, Inc. (“NRG”) completed the sale of $800 million aggregate principal amount of 7.625% senior notes due 2019 (the “2019 Senior Notes”) and the sale of $1.2 billion aggregate principal amount of 7.875% senior notes due 2021 (the “2021 Senior Notes” and together with the 2019 Senior Notes, the “Senior Notes”) pursuant to the terms of the purchase agreement dated May 10, 2011 (the “Purchase Agreement”) among NRG, the guarantors named therein, and the initial purchasers set forth on Schedule I thereto (the “Initial Purchasers”).  The 2019 Senior Notes were issued under an Indenture, dated February 2, 2006 (the “Base Indenture”), among NRG and Law Debenture Trust Company of New York, as trustee (the “Trustee”), as supplemented by the Fiftieth Supplemental Indenture, dated May 24, 2011 (the “Fiftieth Supplemental Indenture”) among NRG, the guarantors named therein and the Trustee, establishing the terms and providing for the issuance of the 2019 Senior Notes.  The Fiftieth Supplemental Indenture and the form of 2019 Senior Notes, which is attached as an exhibit to the Fiftieth Supplemental Indenture, provide, among other things, that the 2019 Senior Notes will be senior unsecured obligations of NRG.  The 2021 Senior Notes were issued under the Base Indenture, as supplemented by the Fifty-First Supplemental Indenture, dated May 24, 2011 (the “Fifty-First Supplemental Indenture” and together with the Fiftieth Supplemental Indenture, the “Supplemental Indentures”) among NRG, the guarantors named therein and the Trustee, establishing the terms and providing for the issuance of the 2021 Senior Notes.  The Fifty-First Supplemental Indenture and the form of 2021 Senior Notes, which is attached as an exhibit to the Fifty-First Supplemental Indenture, provide, among other things, that the Senior Notes will be senior unsecured obligations of NRG.  Interest is payable on the Senior Notes on May 15 and November 15 of each year beginning on November 15, 2011 until their maturity date of May 15, 2019 for the 2019 Senior Notes and May 15, 2021 for the 2021 Senior Notes.

The terms of the Supplemental Indentures, among other things, limit the ability of NRG and certain of its subsidiaries to: make restricted payments; restrict dividends or other payments of subsidiaries; incur additional debt; engage in transactions with affiliates; create liens on assets; engage in sale and leaseback transactions; and consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries.

Each of the Supplemental Indentures provide for customary events of default which include (subject in certain cases to customary grace and cure periods), among others: nonpayment of principal or interest; breach of other agreements in the indentures; defaults in failure to pay certain other indebtedness; the rendering of judgments to pay certain amounts of money against NRG and its subsidiaries; the failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency.  Generally, if an event of default occurs and is not cured within the time periods specified, the Trustee or the holders of at least 25% in principal amount of the then outstanding series of Senior Notes may declare all the Senior Notes of such series to be due and payable immediately.

The Senior Notes were sold to the Initial Purchasers for resale to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S.  Pursuant to the terms of the registration rights agreement dated May 24, 2011 (the “Registration Rights Agreement”) among NRG, the guarantors named therein, and the Initial Purchasers, NRG has agreed to offer to exchange substantially identical senior notes that have been registered under the Securities Act of 1933, as amended, for the 2019 Senior Notes and the 2021 Senior Notes, or, in certain circumstances, to register resales of the Senior Notes.

The Senior Notes were issued in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. Therefore, Senior Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.  This Form 8-K and the Exhibits hereto do not constitute an offer to sell any securities or a solicitation of an offer to purchase any securities.

The Purchase Agreement, the Fiftieth Supplemental Indenture, the form of 2019 Senior Notes, the Fifty-First Supplemental Indenture, the Form of 2021 Senior Notes and the Registration Rights Agreement, are filed as exhibits 1.1, 4.1, 4.2, 4.3, 4.4 and 4.5 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.

The disclosures under Item 1.01(a) of this Current Report on Form 8-K relating to the Supplemental Indentures and the form of Senior Notes are also responsive to Item 2.03 of this report and are incorporated by reference into this Item 2.03.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 8.01 Other Events.

On May 24, 2011, NRG issued a press release announcing the early tender results of its offer to purchase any and all of its $2,400 million in aggregate principal amount of 7.375% senior notes due 2016.  A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.  Also on May 24, 2011, NRG issued a press release announcing that it will redeem all of its remaining 7.375% senior notes due 2016 on June 23, 2011.  A copy of that press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The Exhibit Index attached to this Form 8-K is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NRG Energy, Inc.

	By:	/s/ Michael R. Bramnick

Michael R. Bramnick
Executive Vice President and General Counsel

May 25, 2011

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Exhibit Index

Exhibit No.	Document
1.1

Purchase Agreement, dated May 10, 2011, among NRG Energy, Inc., the guarantors named therein and Morgan Stanley & Co. Incorporated, Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, and RBS Securities Inc., as initial purchasers.

4.1	Fiftieth Supplemental Indenture, dated May 24, 2011, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.2	Form of 7.625% Senior Note due 2019 (incorporated by reference to Exhibit 4.1 filed herewith).

4.3	Fifty-First Supplemental Indenture, dated May 24, 2011, among NRG Energy, Inc., the guarantors named therein and Law Debenture Trust Company of New York.

4.4	Form of 7.875% Senior Note due 2021 (incorporated by reference to Exhibit 4.3 filed herewith).

4.5

Registration Rights Agreement, dated May 24, 2011, among NRG Energy, Inc., the guarantors named therein and Morgan Stanley & Co. Incorporated, Merrill, Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, and RBS Securities Inc., as initial purchasers.

99.1	Press Release dated May 24, 2011.

99.2	Press Release dated May 24, 2011.

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